SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Mutual Fund Series Trust

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8150 Sierra College Blvd.

Suite 290

Roseville, CA  95661

June 28, 2012

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, AmericaFirst Quantitative Strategies Fund (each, an “AmericaFirst Fund” and together, the “AmericaFirst Funds”), each a series of Mutual Fund Series Trust (“MFST”), an Ohio business trust.

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on July 31, 2012, at the offices of MFST’s administrator, 450 Wireless Boulevard, Hauppauge, NY  11788.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval in connection with the following proposals.  The AmericaFirst Funds are proposing to reorganize into newly created series of the AmericaFirst Quantitative Funds (“AmericaFirst Trust”), a newly formed Delaware statutory trust with its principal offices located at the offices of the AmericaFirst Trust’s administrator, 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137 (the “Reorganization”). Each AmericaFirst Fund currently is organized as a series of MFST, an investment company with its principal offices located at the offices of MFST’s administrator, 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137.  If shareholders approve the Reorganization, it will take effect on or about August 31, 2012, or such other date as may be agreed upon by the officers of AmericaFirst Trust and MFST.  At that time, the AmericaFirst Fund shares you currently own would be exchanged on a tax-free basis for corresponding shares of the newly created series of the AmericaFirst Trust with the same aggregate value.

The Reorganization of the AmericaFirst Funds will not result in any change to the objectives, strategies or investment policies of the AmericaFirst Funds.  AmericaFirst Capital Management, LLC (“ACM”) will continue to serve as the investment adviser to each AmericaFirst Fund.

More information on the specific details and reasons for the proposal is contained in the enclosed Proxy Statement.  The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.  Please read these documents carefully.  The Board of Trustees of MFST, on behalf of each AmericaFirst Fund, unanimously recommends that you vote “FOR” the Reorganization.

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of MFST may be voted only in person or by written proxy.

If you have any questions, please call us toll- free at 1-866-960-1355 and we will be glad to assist you.

Sincerely,

Rick Gonsalves

AmericaFirst Defensive Growth Fund

AmericaFirst Income Trends Fund

AmericaFirst Absolute Return Fund

AmericaFirst Quantitative Strategies Fund

each a series of Mutual Fund Series Trust

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 31, 2012

Dear Shareholders:

The Board of Trustees of the Mutual Fund Series Trust (“MFST”), an open-end management investment company organized as an Ohio statutory trust, has called a special meeting of the shareholders of the AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, and AmericaFirst Quantitative Strategies Fund (each, an “AmericaFirst Fund” and together, the “AmericaFirst Funds”), to be held at the offices of MFST’s administrator, Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on July 31, 2012, at 10:00 a.m. Eastern Time, for the following purposes:

1.  To approve a proposed Agreement and Plan of Reorganization and Termination attached as Exhibit A to this Proxy Statement, pursuant to which the AmericaFirst Funds would reorganize into separate series of AmericaFirst Quantitative Funds (“AmericaFirst Trust”), an investment company newly organized as a Delaware statutory trust.  Under such Agreement and Plan of Reorganization and Termination, each existing AmericaFirst Fund would transfer all assets into a corresponding newly created series of AmericaFirst Trust (each a “New Fund”).  The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each AmericaFirst Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding AmericaFirst Fund. No fee increase is proposed.

2.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 1, 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 31, 2012.  A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination) and Proxy Voting Ballot are available at www.proxyonline.com.

By Order of the Board of Trustees

Christine Brennan, Secretary

June 28, 2012

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly.  Any proposal submitted to a vote at the Special Meeting of Shareholders by anyone other than the officers or trustees of MFST may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of the AmericaFirst Trust or from MFST if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Special Meeting of Shareholders.

AmericaFirst Defensive Growth Fund

AmericaFirst Income Trends Fund

AmericaFirst Absolute Return Fund

AmericaFirst Quantitative Strategies Fund

each a series of

Mutual Fund Series Trust

with its principal offices at

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 31, 2012

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Mutual Fund Series Trust (“MFST”) on behalf of the AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, and the AmericaFirst Quantitative Strategies Fund (collectively, the “AmericaFirst Funds”; and, each individually, a “Fund”), each a series of MFST, for use at the Special Meeting of Shareholders of MFST (the “Meeting”) to be held at the offices of the Funds’ administrator, Gemini Fund Services, LLC (“GFS”) 450 Wireless Boulevard, Hauppauge, NY, on July 31, 2012 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 28, 2012.

The Meeting has been called by the Board of Trustees of MFST for the following purposes:

1.

To approve a proposed Agreement and Plan of Reorganization and Termination attached as Exhibit A to this Proxy Statement, pursuant to which the AmericaFirst Funds would reorganize into separate series of AmericaFirst Quantitative Funds (“AmericaFirst Trust”), an investment company newly organized as a Delaware statutory trust.  Under such Agreement and Plan of Reorganization and Termination, each existing AmericaFirst Fund would transfer all assets into a corresponding newly created series of AmericaFirst Trust (each a “New Fund”).  The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each AmericaFirst Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding AmericaFirst Fund.  No fee increase is proposed.  The Funds affected are presented below.

OLD FUNDS (series of Mutual Fund Series Trust)	To be Reorganized into	NEW FUNDS (series of AmericaFirst Quantitative Funds)
AmericaFirst Defensive Growth Fund	è	AmericaFirst Defensive Growth Fund
AmericaFirst Income Trends Fund	è	AmericaFirst Income Trends Fund
AmericaFirst Absolute Return Fund	è	AmericaFirst Absolute Return Fund
AmericaFirst Quantitative Strategies Fund	è	AmericaFirst Quantitative Strategies Fund

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To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 1, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

A copy of the AmericaFirst Funds’ most recent annual report and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to MFST, 450 Wireless Boulevard, Hauppauge,  NY 11788 or by calling toll-free 1-866-447-4228.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 31, 2012.  A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination) and Proxy Voting Ballot are available at www.proxyonline.com.

Summary of the Reorganization Proposal

Below is a brief summary of the proposal regarding the reorganization of each AmericaFirst Fund and how it will affect each such AmericaFirst Fund.  We urge you to read the full text of the Proxy Statement.

You are being asked to approve a reorganization of each AmericaFirst Fund pursuant to an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) providing for each AmericaFirst Fund to reorganize into a corresponding New Fund, at which time each shareholder of an AmericaFirst Fund will become a shareholder of the corresponding New Fund (the “Reorganization”).  Each AmericaFirst Fund currently is a series of MFST.  Each AmericaFirst Fund currently offers multiple classes of shares – AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, and AmericaFirst Absolute Return Fund each offer Class A, Class I, and Class U shares; AmericaFirst Quantitative Strategies Fund offers Class A and Class C shares.  If the Reorganization Plan is approved by shareholders, each AmericaFirst Fund will be reorganized into a new, identically-named New Fund, each of which is a series of the AmericaFirst Trust, a newly organized investment company.  The Reorganization will not change the investment objective or principal investment strategy of any AmericaFirst Fund or its fiscal year.  The investment adviser to each New Fund, and the portfolio manager, distributor, administrator, fund accounting agent, transfer agent and independent registered public accountant will stay the same and their fees will remain unchanged.  Each shareholder will own the same number of the same class of shares of the New Fund immediately after the Reorganization as the number of identically-named AmericaFirst Fund shares and class owned by the shareholder immediately prior to the Reorganization.  Each New Fund will offer the same shareholder services as its corresponding AmericaFirst Fund.

Following the Reorganization, as series of AmericaFirst Trust, the New Funds will no longer be subject to the provisions of Ohio law but, rather, will be governed by the laws of the State of Delaware.  In addition, the New Funds also will have a different Board of Trustees who will be responsible for overseeing their operations, including a new chairman of the Board of Trustees.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows:  (a) each AmericaFirst Fund will transfer all of its assets and liabilities to the corresponding New Fund of the AmericaFirst Trust, in exchange for shares of such New Fund and the assumption by the New Fund of the liabilities of the corresponding AmericaFirst Fund, (b) each AmericaFirst Fund will distribute the corresponding New Fund’s shares to its shareholders, and (c) each AmericaFirst Fund will be liquidated and terminated. A form of the Reorganization Plan is attached hereto as Exhibit A.

The Board of Trustees recommends a vote “FOR” this proposal. For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

THE REORGANIZATION OF THE AMERICAFIRST FUNDS

At a meeting of the Board of Trustees of MFST held on April 3, 2012, the MFST Trustees, including the members of the Board of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each AmericaFirst Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

Reasons For The Proposed Reorganization

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Board that the New Funds will have greater opportunity for asset growth and may attract substantial investments in a stand-alone trust under the “AmericaFirst” brand name. The Adviser also represented that shareholders of the AmericaFirst Funds would not be required to pay for the Reorganization because the Adviser would bear all costs associated with the Reorganization. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the investment objectives or strategies, or in the portfolio management team of any AmericaFirst Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser.

Summarized below are the key factors considered by the Board:

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The investment objectives, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for each New Fund are substantially identical to those of the corresponding AmericaFirst Fund, and each New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding AmericaFirst Fund immediately prior to the Reorganization.

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Marketing of the New Funds under the “AmericaFirst” brand name will allow AmericaFirst Trust to provide a clear message about philosophy and strategies, thereby improving a fund’s opportunities for growth.  This may lead to benefits for shareholders because, as assets increase, shareholder expenses may be reduced.

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The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser, and not the AmericaFirst Funds.

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The Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The Board now submits to shareholders of each AmericaFirst Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Board and officers of MFST will execute and implement the Reorganization Plan.  If shareholders approve the Reorganization, it will take effect on or about August 31, 2012, (the “Closing Date”) or such other date as may be agreed upon by the officers of AmericaFirst Trust and MFST in accordance with the Reorganization Plan.

Summary Of The Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, a form of which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.  All information regarding AmericaFirst Trust, its operations and the various agreements between AmericaFirst Trust and its several service providers have been supplied by the Adviser, and neither MFST nor any of its officers or any member of the Board have independently verified the accuracy of such information.

Key Provisions.  The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval.  First, each AmericaFirst Fund will transfer all of its assets to a corresponding New Fund, each of which is a series of the AmericaFirst Trust, in exchange solely for (1) all of the shares of the corresponding New Fund equal to the number of full and fractional shares of the AmericaFirst Fund as of the Closing Date and (2) the assumption by such New Fund of all of the liabilities of the corresponding AmericaFirst Fund.  Immediately thereafter, each AmericaFirst Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders.  This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the AmericaFirst Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the AmericaFirst Fund.  As a result, every shareholder of an AmericaFirst Fund will own the same number and class of shares of the corresponding New Fund as the number and class of AmericaFirst Fund shares held by the shareholder immediately before the Reorganization.  For example, if you held 100 Class A shares of the AmericaFirst Defensive Growth Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the corresponding New Fund, which will also be called the AmericaFirst Defensive Growth Fund.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the AmericaFirst Funds will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the AmericaFirst Funds’ transfer agent of a redemption request in proper form.  After the Reorganization, all of the issued and outstanding shares of the AmericaFirst Funds will be canceled on the books of the AmericaFirst Funds, and the share transfer books of the AmericaFirst Funds will be permanently closed.  If the Reorganizations are consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value.  Shareholders of the AmericaFirst Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganizations or exchanging such shares for shares of the New Funds in the Reorganizations.

Other Provisions.  The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of MFST and the AmericaFirst Trust.  The significant conditions include: (a) the receipt by MFST and AmericaFirst Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of each AmericaFirst Fund (which may not be waived).  The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the AmericaFirst Funds, by the Board of Trustees of MFST.  Consummation of the Reorganization is not contingent upon shareholders of any particular AmericaFirst Fund approving the Reorganization and may be consummated with respect to those AmericaFirst Funds where shareholder approval of the Reorganization has been obtained.  In addition, the Reorganization Plan may be amended by the Board of Trustees.  However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the AmericaFirst Funds.

Comparison Of The AmericaFirst Funds And The New Funds

Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks. The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be identical to those of the identically named AmericaFirst Fund.  For detailed information about the principal investment strategies and risks of each AmericaFirst Fund, as well as each of their investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for each AmericaFirst Fund which are incorporated herein by reference.

Name of Fund and New Fund	Investment Objective
AmericaFirst Defensive Growth Fund	Capital appreciation through all market cycles
AmericaFirst Income Trends Fund	Total Return with a high rate of current income and lower volatility than common stocks as measured by the standard deviation.
AmericaFirst Absolute Return Fund	Capital appreciation with a focus on producing positive returns regardless of direction of the financial markets
AmericaFirst Quantitative Strategies Fund	Long-term capital appreciation and positive returns through all market cycles

Fees and Expenses.  The Reorganization is not expected to result overall in an increase in shareholder fees and annual fund operating expenses.  Indeed, the fee rates to be charged by the various service providers to the New Funds are commensurate with or lower than the fee rates charged to the AmericaFirst Funds.  However, some expenses, such as state notice filing fees in a few states, trustee fees and expenses, and legal expenses, will increase.  More detailed information about the annual fund operating expenses for each AmericaFirst Fund is set forth in the prospectus of each AmericaFirst Fund.

Management Of The Funds

Investment Adviser.  AmericaFirst Capital Management, LLC (“ACM” or the “Adviser”), a California limited liability company located at 8150 Sierra College Blvd., Suite 290, Roseville, CA, serves as Adviser to each AmericaFirst Fund under an investment advisory agreement with MFST on behalf of each AmericaFirst Fund.  The AmericaFirst Defensive Growth Fund commenced investment operations on May 23, 2011; the AmericaFirst Income Trends Fund commenced investment operations on July 1, 2010; the AmericaFirst Absolute Return Fund commenced investment operations on February 26, 2010 for Classes A and U and on July 12, 2010 for Class I; and the AmericaFirst Quantitative Strategies Fund commenced investment operations on September 28, 2007.

Each AmericaFirst Fund pays the Adviser fees for its services. The fees are computed daily and paid monthly, and are calculated as a percentage of the particular AmericaFirst Fund’s average daily net assets at the annual rates set forth below.  The advisory fee rates and percentage expense limitations are not changed by the Reorganization.  In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, for all AmericaFirst Funds to the extent necessary to maintain each AmericaFirst Fund’s net operating expenses, excluding any front-end contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with merger or reorganization, borrowing costs (such as interest and dividend expenses on securities sold short), and any indirect expenses (such as fees and expenses of underlying funds that each AmericaFirst Fund may acquire), or other ordinary expenses. Such obligations are at rates set forth below:

Name of Fund	Management Fee	Expense Limitation
AmericaFirst Defensive Growth Fund A	1.50%	2.45%
AmericaFirst Defensive Growth Fund I	1.50%	1.95%
AmericaFirst Defensive Growth Fund U	1.50%	2.95%
AmericaFirst Income Trends Fund A	1.25%	2.20%
AmericaFirst Income Trends Fund I	1.25%	2.20%
AmericaFirst Income Trends Fund U	1.25%	2.70%
AmericaFirst Absolute Return Fund A	1.50%	2.45%
AmericaFirst Absolute Return Fund I	1.50%	1.95%
AmericaFirst Absolute Return Fund U	1.50%	2.95%
AmericaFirst Quantitative Strategies Fund A	1.00%	1.50%
AmericaFirst Quantitative Strategies Fund C	1.00%	2.25%

The Adviser has contractually agreed to the above expense limitations until April 30, 2014.

Portfolio Management Team.  Mr. Rick Gonsalves will continue as the portfolio manager of each New Fund.  More detailed information about Mr. Gonsalves, including his principal occupation for the past 5 years, compensation information and other accounts managed, is included in the Prospectus and Statement of Additional Information of each New Fund.

Comparison Of Share Classes, Sales Charge And Rule 12b-1 Fees

Share Classes.  Each AmericaFirst Fund currently offers, and each corresponding New Fund will offer, certain classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices.

Sales Charges.  Class A, Class C, and Class U shares of the Trust are offered at their public offering price, which is its Net Asset Value plus the applicable sales charge.  The sales charge varies, depending on how much you invest, but is the same as the sales charge imposed on Class A, Class C, and Class U shares, respectively, of each corresponding AmericaFirst Fund.  There are no sales charges on reinvested distributions and exchanges of Class A, C or U shares of an AmericaFirst Fund for the same class of shares of another AmericaFirst Fund and there will be no sales charges on reinvested distributions and exchanges of Class A, C or U shares of one New Fund for the same class of shares of another New Fund following the Reorganization.  Furthermore, no sales charges will be imposed on shareholders in connection with the Reorganization.

Distribution and Service (Rule 12b-1) Fee Comparison. The AmericaFirst Trust has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each New Fund that, except for the differences discussed herein, are substantially identical in all material respects to the Distribution and Shareholder Servicing Plans currently in effect with respect to the corresponding AmericaFirst Fund.  The fee rates under each corresponding Plan are identical.  The main difference between the Plans for the AmericaFirst Funds and the Plans for the New Funds is that the Plans for the AmericaFirst Funds are “reimbursement plans” whereas the Plans for the New Funds are “compensation plans” with the fees being paid directly to the New Funds’ distributor.  This means that the AmericaFirst Funds treat the fee rates as the maximum amount that can be spent to “reimburse” service providers for services provided under the Plans whereas the New Funds treat the fee rates as flat rate fees paid to the New Funds’ distributor to “compensate” the distributor for services it provides to the New Funds under the Plans.

Certain Information Regarding the Trustees and Officers

Although many of the service providers to the New Funds are the same as those of the AmericaFirst Funds, the AmericaFirst Trust (the “Trust”) Board (the “Board”) will consist of different trustees who will oversee the operation of the New Funds than the trustees that oversee the operations of the AmericaFirst Funds.  The Board of Trustees supervises the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. The Chairman of the Board is Kathleen T. Barr, who is not an “Interested Person” of the Trust, as that term is defined under the 1940 Act.

Leadership Structure.  The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Risk Oversight. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters.  The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters.  The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.

Trustee Qualifications.  The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the funds and review performance. The Board members were selected to serve as such because of their relevant past experience, notably Mr. Dencavage’s role as a CFO of a school district; Ms. Barr’s past experience as the chief compliance officer of a mutual fund, and Mr. Gonsalves’s role in serving as portfolio manager of the funds.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The term of office of each officer is until the successor is elected.

The AmericaFirst Trust Board consists of three trustees, one of whom is an “interested person” as that term is defined under the Investment Company Act of 1940, as amended.  As of the date of this proxy statement, the Board has held two meetings.  Unless otherwise noted, the address of each Trustee and Officer is 450 Wireless Boulevard, Hauppauge, NY  11788.  The following individuals serve as Trustees and Officers of the AmericaFirst Trust:

Independent AmericaFirst Trust Trustees.

Name, Address and Age	Position(s) Held with AmericaFirst Trust Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Trust Overseen by AmericaFirst Trust Trustee	Other Directorships Held by AmericaFirst Trust Trustee During Past 5 Years
Michael G. Dencavage Age: 57	Trustee– 2012 to present	Chief Financial Officer, San Juan Unified School District, (2004 to 2011)	4	None
Kathleen T. Barr Age: 57	Independent Chair of the Board of Trustees – 2012 to present	President, Productive Capital Management, Inc. (a registered investment adviser to public entities) (2010 to present); Owner, K T Barr Consulting, LLC (a mutual fund and investment management consulting service) (2010 to present); Chief Administrative Officer, Senior Vice President and Senior Managing Director, PNC Capital Advisors, LLC (1996 to 2010); Chief Administrative Officer, Chief Compliance Officer, Senior Vice President, PNC Funds (formerly Allegiant Funds and Armada Funds)(1996 to 2010)	4	None

Interested AmericaFirst Trust Trustee.

Name, Address and Age	Position(s) Held with AmericaFirst Trust Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Trust Overseen by AmericaFirst Trust Trustee	Other Directorships Held by AmericaFirst Trust Trustee During Past 5 Years
Rick A. Gonsalves 8150 Sierra College Blvd., Suite 290, Roseville, CA 95661 Age: 43	Trustee – 2012 to present	President & Chief Executive Officer, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Funds and New Funds); Chairman, Board of Directors, American Foundation Investment Company (2012 – present); President & Chief Executive Officer, Renaissance Investment Services (2005 to 2008); Registered Broker Representative, Brecek & Young Advisors, Inc. (January 2007 to December 2007); Registered Broker Representative, WRP Investments, Inc. (2005 to 2006).	4	None

Officers

Name, Address and Age	Position(s) Held with AmericaFirst Trust Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Trust Overseen by AmericaFirst Trust Trustee	Other Directorships Held by AmericaFirst Trust Trustee During Past 5 Years
Andrew Rogers Age: 41	President – 2012 to present

President and Manager, Gemini Fund Services, LLC since 2006, formerly Senior Vice President and Director of Administration from 2001 to 2005; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.

			n/a	n/a
Robert G. Roach, Jr. 8150 Sierra College Blvd., Suite 290, Roseville, CA 95661 Age: 49	Chief Compliance Officer of the Trust 2012 - present

Chief Compliance Officer, AmericaFirst Capital Management, LLC (2012 – present); Managing Director & Chief Compliance Officer, American Foundation Investment Company (2012 – present); COO, CFO & CCO, Nile Capital Management, LLC (2009 – 2012), Treasurer & Chief Compliance Officer, Nile Capital Investment Trust (2010 – 2012);

CEO, CFO & CCO, Nile Capital, LLC (2003 – 2011).

			n/a	n/a
James Colantino Age: 40	Treasurer 2012 – present	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	n/a	n/a
Christine Brennan Age: 37	Secretary 2012 - present	Employed by Gemini Fund Services, Inc. since October 2010; Chief Paralegal from October 2010 to Present.	n/a	n/a

Audit Committee

The Audit Committee consists of the Independent Trustees of the Trust. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports.  To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.  As of the date of this proxy statement, the Audit Committee has held one meeting.

As of the date of this proxy statement, the Trust does not have a nominating committee, however, the Independent Trustees would fulfill such a function when and if needed.  Shareholders may direct communications requesting a special meeting of shareholders to the Trustees in care of the Secretary of the Trust at 450 Wireless Boulevard, Hauppauge, NY  11788.

Comparison of Trustees’ And Officers’ Fees

The AmericaFirst Funds.  Trustees’ and officers’ expenses and fees are Trust-wide expenses, and each series of MFST (including the AmericaFirst Funds) pays a portion of the Trust-wide expenses.  Currently, each Independent Trustee receives $250 per fund under the Trust and $500 per special Board meeting attended at the discretion of the Board’s Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in fund shares and allocated pro rata among the funds in the Trust.  Officers of MFST and Trustees who are interested persons of MFST do not receive any compensation from MFST, but instead are compensated by the service provider with whom the person is affiliated.  For the fiscal year ending June 30, 2011, the AmericaFirst Funds paid the following Trustees’ expenses:

AmericaFirst Defensive Growth Fund (“D”)	$ 0*
AmericaFirst Income Trends Fund (“I”)	$2,608
AmericaFirst Absolute Return Fund (“A”)	$2,610
AmericaFirst Quantitative Strategies Fund (“Q”)	$2,610

*The inception date for the AmericaFirst Defensive Growth Fund was May 23, 2011

Name of Trustee	Aggregate Compensation From AmericaFirst Funds (Total=D+I+A+Q)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation From Funds and Fund Complex* Paid to Trustee
Tiberiu Weisz	$2,462=$0+$820+$821+$821	$0	$0	$12,600
Tobias Caldwell	$2,904=$0+$968+$968+$968	$0	$0	$14,850
Dr. Bert Pariser	$2,462=$0+$820+$821+$821	$0	$0	$12,600
Jerry Szilagyi	$0=$0+$0+$0+$0	$0	$0	$0

* The Fund Complex consists of a funds that are a series of MFST.

The New Funds.  After the Reorganization, each AmericaFirst Trust Independent Trustee will receive $2,500 for each Board meeting attended in person and $100 for each meeting attended telephonically.  Trustee expenses, per Fund, will be higher after the Reorganization.  The following estimates the compensation to be paid to the AmericaFirst Trust Trustees.

Name of Trustee	Aggregate Compensation From New Funds (Total=D+I+A+Q)	Pension or Retirement Benefits Accrued as Part of New Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation From New Funds and New Fund Complex** Paid to Trustee
Michael G. Dencavage	$10,000=$2,500+$2,500+$2,500+$2,500	$0	$0	$10,000
Kathleen T. Barr	$10,000=$2,500+$2,500+$2,500+$2,500	$0	$0	$10,000
Rick A. Gonsalves	$0=$0+$0+$0+$0	$0	$0	$0

**The New Fund Complex consists of a funds that are a series of AmericaFirst Trust.

MFST believes each Board of Trustees is substantially similar in qualifications, operational structure and leadership, although the AmericaFirst Trust Board has one less Independent Trustee.

Comparative Information On Shareholder Services

Procedures for purchasing, selling and exchanging shares of the New Funds are substantially identical to those of the AmericaFirst Funds.  Both the AmericaFirst Funds and the New Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Funds will offer the same or substantially similar shareholder purchase and redemption services as the AmericaFirst Funds, including telephone purchases and redemptions.  Shares of the New Funds may be purchased and redeemed at the Net Asset Value of the shares (plus applicable sales charges or less applicable contingent deferred sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Dividends and Distributions.  Each New Fund will have the same dividend and distribution policy as the corresponding AmericaFirst Fund. Shareholders who have elected to have dividends and capital gains reinvested in an AmericaFirst Fund will continue to have dividends and capital gains reinvested in the corresponding New Fund following the Reorganization.  In similar fashion to the AmericaFirst Funds, the New Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  The New Funds have adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the AmericaFirst Funds.

Fiscal Year.  The AmericaFirst Funds currently operate on a fiscal year ending June 30. Following the Reorganization, each New Fund will assume the financial history of the corresponding AmericaFirst Fund and continue to operate on a fiscal year ending June 30 of each year.

Certain Comparative Information About MFST And AmericaFirst

The following is a summary of certain differences between MFST’s Agreement and Declaration of Trust and By-Laws adopted by MFST versus the Declaration of Trust adopted by the AmericaFirst Trust. This summary is not a complete list of the differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

General. MFST was organized as an Ohio business trust pursuant to an Agreement and Declaration of Trust (the “Ohio Trust Instrument”) filed with the State of Ohio on February 27, 2006. As an Ohio business trust, the Trust’s operations are currently governed by its Ohio Trust Instrument, as well as by applicable federal and Ohio law. AmericaFirst Trust was organized as a Delaware statutory trust on February 17, 2012. As a Delaware statutory trust, AmericaFirst Trust’s operations are governed by its Agreement and Declaration of Trust (the “Delaware Trust Instrument”) and applicable federal and Delaware law. The Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Trustees.  Subject to the requirements under the 1940 Act, the term of office of a trustee of both MFST and AmericaFirst Trust is unlimited in duration unless the trustees themselves adopt a limited term. A person serving as trustee under the Ohio Trust Instrument continues to serve as such until the person dies, resigns, retires or is removed from office. A person serving as a trustee also will continue as such under the Delaware Trust Instrument until the person dies, resigns, is replaced, retires, or is removed from office. Under both the Ohio Trust Instrument and the Delaware Trust Instrument, a trustee may be removed by written instrument signed by at least two-thirds of the number of trustees, or at a meeting of shareholders of the applicable trust by a vote of shareholders owning at least two-thirds of the outstanding shares of all portfolios. Furthermore, the Ohio Trust Instrument allows for removal of a trustee by declaration in writing of two-thirds of the shares then outstanding, if filed with the Trust’s custodian. There is no similar provision with respect to AmericaFirst Trust.

Limitation of Liability of Trustees and Officers.  A trustee or officer of either MFST or AmericaFirst Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Under both trusts, trustees and officers may be indemnified by the applicable trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Shareholder Meetings.  Neither AmericaFirst Trust nor MFST is required to hold annual shareholder meetings. Under the Ohio Trust Instrument, a majority of shares entitled to vote is deemed a quorum for the purpose of transacting business at a shareholder meeting.  The Delaware Trust Instrument requires only 30% of the votes entitled to be cast to constitute a quorum.

Legal Proceedings.  The Delaware Trust Instrument provides that no action may be brought by a shareholder on behalf of the Trust unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action. A shareholder shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the shareholders in any other series or any other class of the Trust than the series or class of shares owned by such shareholder. The Ohio Trust Instrument does not contain a similar limitation with respect to MFST.

Expenses Of The Reorganization

The Adviser will bear the solicitation and legal expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $60,000, assuming that a quorum of shareholders respond to this proxy statement within a timely manner.  AST Fund Solutions, LLC, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071, has been engaged to provide tabulation and solicitation services.  Approximately, $15,000 of the $60,000 Reorganization-related costs are attributable to solicitation services.

Tax Consequences

Federal Taxes.  The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by a AmericaFirst Fund (except to the extent that such assets consist of contracts described in section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of an AmericaFirst Fund as a result of the AmericaFirst Fund’s distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder’s AmericaFirst Fund shares.  In addition, a shareholder’s tax basis for shares held in a AmericaFirst Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization.  As a condition to the Closing Date, each of MFST and AmericaFirst shall have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences.  That opinion will be based upon certain representations and warranties made by MFST and AmericaFirst Trust and certifications received from MFST and AmericaFirst Trust on behalf of each of the AmericaFirst Funds and the New Funds.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the AmericaFirst Fund would recognize the gain or loss on the transfer of its assets to the corresponding New Fund and each shareholder of an AmericaFirst Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of the AmericaFirst Fund and the fair market value of the shares of the New Fund it receives.

Immediately prior to the Closing Date, each AmericaFirst Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

State and Local Taxes.  You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances.  Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Tracking Your Basis and Holding Period.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your New Fund shares for federal income tax purposes.  Pursuant to legislation passed by Congress in 2008, if you want to use the average cost method for determining basis with respect to any New Fund shares you acquire after December 31, 2011 (“Covered Shares”), you will have to elect to do so in writing (which may be electronic).  If you fail to affirmatively elect that method, the basis determination will be made in accordance with the New Funds’ default method, which might be a method other than average cost.  If, however, the New Funds’ default method is average cost and you wish to use a different acceptable method for basis determination (e.g., a specific identification method), you will be able to elect to do so.

That legislation also requires the New Funds (or administrative agent) to report to the IRS and furnish to their shareholders the cost basis information for Covered Shares.  In addition to the current requirement to report the gross proceeds from the redemption of its shares, the New Funds also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period.  You should consult with your tax adviser to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how the cost basis reporting law will apply to you.

Other Service Providers

Independent Accountants.  BBD, LLP (“BBD”), located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, currently serves as each AmericaFirst Fund’s independent accountant and, subject to approval of the AmericaFirst Trust Board, will continue in the same capacity for the New Funds following the Reorganization.  BBD will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor.  Northern Lights Distributor, LLC (“Distributor” or “NLD”), which serves as the AmericaFirst Fund’s distributor, will serve as the distributor following the Reorganization. The Distributor is located at 4020 South 147th Street, Omaha, NE 68137. The Distributor is obligated to sell the shares of the New Funds on a best efforts basis only against purchase orders for the shares. Shares of the New Funds will be offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services.  Gemini Fund Services, LLC (“GFS”), the administrator, fund accountant, transfer agent and dividend disbursing agent of each AmericaFirst Fund, will continue, subject to approval of the AmericaFirst Trust Board, to serve in the same capacity to the New Funds following the Reorganization.  GFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, process purchases and redemptions of AmericaFirst Fund shares, act as dividend and distribution disbursing agent and perform other transfer agent and shareholder service functions.  In addition, GFS provides the AmericaFirst Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian.  Huntington National Bank (the “Custodian”), located at 41 South High Street, Columbus, Ohio  43215, is custodian of the AmericaFirst Funds’ investments.  The Custodian will continue to serve in the same capacity for the New Funds. The Custodian acts as the Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

Other Information

Operation Of The AmericaFirst Funds.  The principal executive offices of MFST are located at 4020 South 147th Street, Omaha, NE 68137.  The Board of Trustees supervises the business activities of each AmericaFirst Fund.  Like other mutual funds, each AmericaFirst Fund retains various organizations to perform specialized services.  Each AmericaFirst Fund currently retains ACM as its investment adviser.  NLD located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of each AmericaFirst Fund.  GFS provides each AmericaFirst Fund with transfer agent, accounting, compliance, and administrative services.

The Proxy.  The Board of Trustees of MFST solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that MFST did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of MFST revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities And Voting.  Shareholders of record of the AmericaFirst Funds at the close of business on June 1, 2012, are entitled to vote at the Meeting or at any adjournments thereof.  As of June 1, 2012, there were issued and outstanding the following number of shares for each AmericaFirst Fund:

Fund	Number of Shares
AmericaFirst Defensive Growth Fund	1,326,567.454
AmericaFirst Income Trends Fund	2,300,039.984
AmericaFirst Absolute Return Fund	5,493,788.809
AmericaFirst Quantitative Strategies Fund	7,472,239.271

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each AmericaFirst Fund will vote separately on the Proposed Reorganization, without regard to the class of shares held.  The presence at the meeting of holders of a majority of the outstanding shares of each AmericaFirst Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that AmericaFirst Fund.  A quorum being present, the AmericaFirst Funds will adopt a proposal if a majority of the shares of each AmericaFirst Fund vote to approve the proposal.  For purposes of each proposal, majority means the lesser of: (a) 67% or more of the voting securities of that AmericaFirst Fund present at the meeting, if 50% or more of the outstanding voting securities of such AmericaFirst Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such AmericaFirst Fund.  Consummation of the Reorganization is not contingent upon shareholders of any particular AmericaFirst Fund approving the Reorganization and may be consummated with respect to those AmericaFirst Funds where shareholder approval of the Reorganization has been obtained.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist an AmericaFirst Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any AmericaFirst Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such AmericaFirst Fund, without further notice to the shareholders of the AmericaFirst Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, MFST may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The MFST Board of Trustees is not aware of any other matters to come before the meeting.

Solicitation of Proxies.  AST Fund Solutions, LLC, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071, has been engaged to provide tabulation and solicitation services.  Approximately, $15,000 of the $60,000 Reorganization-related costs are attributable to solicitation services.  Employees of ACM and of GFS and NLD, service providers to the AmericaFirst Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so.  We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identify when you authorize your proxy in that manner.

Shareholder Proposals.  MFST has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in MFST’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in MFST’s proxy materials must be received by MFST within a reasonable time before the solicitation is made.  The fact that MFST receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to, MFST, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Proxy Delivery.  If you and another shareholder share the same address, MFST may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to MFST if you wish to receive a separate copy of the Proxy Statement, and MFST will promptly mail a copy to you. You may also call or write to MFST if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call MFST toll-free at 1-866-447-4228, or write MFST c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Security Ownership

Security Ownership of Management and Certain Beneficial Owners.  The following table provides information on shareholders who owned of record or, to the knowledge of each AmericaFirst Fund, beneficially, more than 5% of any class of an AmericaFirst Fund’s outstanding shares as of the Record Date.  As of the Record Date, and except as noted in the table below, MFST knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any AmericaFirst Fund.

Fund and Shareholder	Status	% Shares
AmericaFirst Defensive Growth Fund LPL Financial, Attn: Mutual Fund Ops, P.O. Box 509046 San Diego, CA 92150-9046	Record	9.15%
AmericaFirst Income Trends Fund LPL Financial, Attn: Mutual Fund Ops, P.O. Box 509046 San Diego, CA 92150-9046	Record	8.69%
AmericaFirst Absolute Return Fund LPL Financial, Attn: Mutual Fund Ops, P.O. Box 509046 San Diego, CA 92150-9046	Record	8.43%
AmericaFirst Quantitative Strategies Fund	n/a	n/a

As of the Record Date, no shareholder of any AmericaFirst Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) of any such AmericaFirst Fund because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the AmericaFirst Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a AmericaFirst Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other AmericaFirst Fund shareholders.

Security Ownership Of Management.  As of the Record Date, the executive officers and trustees of MFST owned less than 1% of each AmericaFirst Fund.

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1

PROXY CARD “FUND NAME HERE” PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788 on July 31, 2012 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

__________________________________

Signature

Date

__________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

A-0

“FUND NAME HERE”

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

	FOR	AGAINST	ABSTAIN
1.

To approve a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the AmericaFirst Funds would reorganize into separate series of AmericaFirst Quantitative Funds (“AmericaFirst Trust”), an investment company newly organized as a Delaware statutory trust.  Under such Agreement and Plan of Reorganization and Termination, each existing AmericaFirst Fund would transfer all assets into a corresponding newly created series of AmericaFirst Trust (each a “New Fund”).  The transfer would be (1) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each AmericaFirst Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding AmericaFirst Fund.  No fee increase is proposed.

	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code” TAG ID: “TAG ID” CUSIP: “CUSIP”

EXHIBIT A

(form of)

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ________ __, 2012, among AMERICAFIRST QUANTITATIVE FUNDS, a Delaware statutory trust, with its principal place of business at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”); MUTUAL FUND SERIES TRUST, an Ohio business trust, with its principal place of business at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (“Old Trust”), on behalf of each series thereof listed under the heading “Old Funds” on Schedule A (each, an “Old Fund”); and, solely for purposes of paragraphs 5.8, 5.9, 5.10 and 6,  AMERICAFIRST CAPITAL MANAGEMENT, LLC, advisor to the New Funds and Old Funds (“AmericaFirst Capital”).  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect four reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will involve an Old Fund’s changing its identity -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).  The consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization.  (For convenience, the balance of this Agreement, except paragraphs 1.5, 3.1(a), 3.1(r), 3.2(n), 5.6, 5.7, 5.8 and 5.9, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund offers, and has issued and outstanding, multiple classes of shares, which vary by Fund, designated, as applicable, Class A shares, Class C shares, Class I shares, and Class U shares (“Class A Old Fund Shares,” “Class C Old Fund Shares,” “Class I Old Fund Shares,” and “Class U Old Fund Shares,”  respectively, and collectively, “Old Fund Shares”).  New Fund also will offer multiple classes of shares, which vary by Fund but mirror the share classes of the corresponding Old Fund, designated, as applicable, Class A shares, Class C shares, Class I shares, and Class U shares (“Class A New Fund Shares,” “Class C New Fund Shares,” “Class I New Fund Shares,” and “Class U New Fund Shares,”  respectively, and collectively, “New Fund Shares”).  The identically designated classes of shares of Old Fund and New Fund are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:

(a) issue and deliver to Old Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding; (2) Class C New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding; (3) Class U New Fund Shares equal to the number of full and fractional Class U Old Fund Shares then outstanding, and (4) Class I New Fund Shares equal to the number of full and fractional Class I Old Fund Shares then outstanding; and

(b) assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3 The Liabilities shall consist of all of Old Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by AmericaFirst Capital pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4  At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares due that Shareholder, and likewise for each Shareholder that holds Class C, Class I, or Class U shares).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5  All computations of value shall be made by Gemini Funds Services, LLC (“GFS”) in accordance with its regular practice in pricing the shares and assets of each Fund.

1.5  Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6  Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that New Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.7  After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Old Fund’s complete dissolution.

2.  CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [                    ], 2012 (“Effective Time”).  The Closing shall be held at the offices of GFS, 450 Wireless Blvd., Hauppauge, NY 11788.

2.2  Old Trust shall direct the custodian of Old Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information on Old Fund’s books immediately before the Effective Time.

2.3  Old Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that Old Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Old Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and (b) to Old Trust, a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.4 Old Trust shall deliver at the Closing an opinion of its counsel, Thompson Hine LLP, substantially in the form of the opinion attached hereto as Exhibit 1, and New Trust shall deliver at the Closing an opinion of its counsel, Sutherland Asbill & Brennan LLP (“Counsel”), substantially in the form of the opinion attached hereto as Exhibit 2.

2.5  Old Trust shall deliver to New Trust and AmericaFirst Capital, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

2.6  At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.  REPRESENTATIONS AND WARRANTIES

3.1  Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a) Old Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Declaration of Trust, dated February 27, 2006, as amended, is on file with the Office of the Secretary of State of Ohio (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Old Fund is a duly established and designated series of Old Trust;

(c)   The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)  Old Trust, with respect to Old Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, Old Trust’s Amended Agreement and Declaration of Trust dated February 27, 2006, as amended, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)  At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)  Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2011, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust) present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)  Since June 30, 2011, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)  All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)   Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)   All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)  Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)  Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)  The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)  The Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including each Old Fund) is a managed portfolio of securities, and AmericaFirst Capital has the authority to buy and sell securities for each Old Fund;

(s)  Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

(t)  The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

(a)  New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated February 17, 2012, is on file with the Secretary, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)  The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)  New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Declaration of Trust, dated January 30, 2012 (“Instrument”), or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)  New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)  The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)  There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)  Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)  Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)  The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)  The New Trust trustees have each received copies of all examinations, reports, letters, orders, and any other relevant documentation related to any state securities regulator, SEC, or FINRA exam, received by the Adviser in the last two years; and

(o)  The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including each New Fund after it commences operations) will be a managed portfolio of securities, and AmericaFirst Capital will have the authority to buy and sell securities for each New Fund.

3.3  Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)  The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)  The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)  None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)  No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, AmericaFirst Capital, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.  COVENANTS

4.1 Old Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3 Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5  Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6  New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3  At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4  The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)  New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)  Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)  New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)  New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)  A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)  A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)  For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5  Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, as applicable, one Class A New Fund Share, one Class C New Fund Share, one Class I New Share, and one Class U New Share (“Initial Shares”) to AmericaFirst Capital or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;

5.6  New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AmericaFirst Capital or its affiliate as New Fund’s sole shareholder;

5.7   Before the Closing, Kathleen T. Barr shall have been named Independent Chair of the Board of Trustees of New Trust;

5.8   Before the Closing, all commission reimbursement payments required to be paid by AmericaFirst Capital to Matrix Capital Group, Inc., and all expense reimbursement payments required to be paid by AmericaFirst Capital to the Old Trust, have been made;

5.9 Before the Closing, all liabilities of AmericaFirst Capital and Old Funds to service providers of the Old Funds have been paid in full;

5.10  At any time before the closing, AmericaFirst Capital has executed an expense limitation agreement with New Funds, the terms of which are consistent with those described in the Proxy; and

5.11 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.  EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), AmericaFirst Capital shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  Further, AmericaFirst Capital agrees to provide the Board of Old Trust with tail insurance in connection with the Reorganization, for a five year period following the Closing, to indemnify the members of that Board to the extent that they would have been subject to indemnification under the Old Trust’s Declaration of Trust with respect to any matters relating to Old Fund.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1  By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2012, or such other date as to which the Investment Companies agree; or

8.2  By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.  SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be governed by and construed in accordance with the internal New York Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AMERICAFIRST QUANTITATIVE FUNDS, on behalf of each New Fund listed on Schedule A

By:  Andrew Rogers

President

_________________________________

MUTUAL FUND SERIES TRUST, on behalf of each Old Fund listed on Schedule A

By:  Jerry Szilagyi

President

_________________________________

SCHEDULE A

OLD FUNDS (series of Mutual Fund Series Trust)	To be Reorganized into	NEW FUNDS (series of AmericaFirst Quantitative Funds)
AmericaFirst Defensive Growth Fund	è	AmericaFirst Defensive Growth Fund
AmericaFirst Income Trends Fund	è	AmericaFirst Income Trends Fund
AmericaFirst Absolute Return Fund	è	AmericaFirst Absolute Return Fund
AmericaFirst Quantitative Strategies Fund	è	AmericaFirst Quantitative Strategies Fund

EXHIBIT 1

(omitted)

EXHIBIT 2

(omitted)

A-3